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                COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES


                      Exhibit 23 - Consent of Eisner LLP


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-44437 and No. 333-15929) of our report dated July 25, 2003, with respect to the consolidated financial statements of Comprehensive Care Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended May 31, 2003.


/s/ Eisner LLP
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New York, New York
September 3, 2003


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